Saluda Grade Mortgage Funding LLC ABS-15G

Exhibit 99.4

EXECUTIVE SUMMARY

TABLE OF CONTENTS

Contents

I. Overview	2
II. Due Diligence Review	2
A. Credit Review	2
B. Valuation Review	2
C. Compliance Review	3
1) Truth In Lending Act - 12 CFR §1026 (“TILA”)	3
2) Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)	10
3) Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)	10
III. Client Data Tape	11
IV. Loan Products	12
V. Summary of Ratings for all credit agencies	12
VI. Tape Integrity Review Summary	15
VII. Additional Loan Population Summary	16
VIII. Diligence Reports Summary	18

I. Overview

Visionet performed a Due Diligence review of Non-Agency Mortgage loans originated by Better Mortgage Corporation and obtained by our client. The review was conducted from December 2025 through March 2026 and covered loans originated between August 2025 and March 2026.

Visionet followed the Nationally Recognized Statistical Rating Organizations (NRSRO) criteria while reviewing the loans. The population consists of a sample of 143 loans with an aggregate principal balance of $18,291,921.

Each loan was re-underwritten as per applicable client guidelines, a regulatory compliance review was performed through compliance ease, where all the required tests were compliant with TRID and the Risk Indicator showing acceptable results. In addition to this, data tape was compared with the images of loan files to ascertain accuracy and completeness.

II. Due DILIGENCE REVIEW

A.	Credit Review

Visionet performed a re-underwriting review of loans to verify compliance with the applicable Guidelines that was in effect at the time of Loan origination and ensured that the characteristics used by the underwriter are supported by the file documentation provided and that any Loans outside of those Guidelines contain legitimate and approved exceptions with compensating factors. The credit review included

i.	Credit Report (Credit scores, Liabilities, public records etc.,)

ii.	URLA

iii.	Purchase contract

iv.	Employment, Income and Assets

v.	Title, Hazard, and Flood

B.	Valuation Review

Visionet performed a review of the property appraisal provided by the Client in connection with the Loans to do the following:

i.	Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product.

ii.	Determine whether the property meets Client-supplied eligibility requirements.

iii.	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion

iv.	Review appraisal data for consistency with the Loan file documentation

v.	Validate that zoning is acceptable as per Guidelines

C.	Compliance Review

Visionet reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1)	Truth In Lending Act - 12 CFR §1026 (“TILA”)

1.	Federal TILA

a.	Finance Charge Test (12 CFR §1026.18(d)(1)

i.	It is understated by no more than $100; or

ii.	It is greater than the amount required to be disclosed

b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)i)

i.	It is understated by no more than $35; or

ii.	It is greater than the amount required to be disclosed

iii.	Rescission Total of Payments Test (12 CFR §1026.23(h)(2)(ii)

iv.	Is understated by no more than $35; or

v.	Is greater than the amount required to be disclosed

c.	Foreclosure Rescission Finance Charge and Total of Payments Tests(12 CFR §1026.23(h)

d.	APR Test 12 CFR §1026.22(a)(2), (4)

i.	The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or

ii.	The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies

e.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3),

i.	The funding date is not before the third business day following consummation

ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation

iii.	Validate Right of Rescission Notice was provided and provides the correct date for ability to cancel

f.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2)

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities

g.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))

i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker

h.	Financing of Single Premium Credit Insurance Test (12 CFR §1026.36 (i))

i.	A creditor may not finance, directly or indirectly, any premiums or fees for credit insurance in connection with a consumer credit transaction secured by a dwelling (including a home equity line of credit secured by the consumer’s principal dwelling

2.	Initial TIL Disclosure (Pre-TRID)

a.	Initial TIL Disclosure Date Test (12 CFR §1026.17(b),1026.19(a)

i.	The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer’s dwelling; and

ii.	The initial TIL disclosure date is not later than the third business day (counting days on which the creditor’s offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer’s written application; and

iii.	The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction, or the application date of the loan is before July 30, 2009; and

iv.	The loan is a “residential mortgage transaction” subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.); and

v.	The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer’s written application, whichever is earlier

3.	TILA RESPA Integrated Disclosures (TRID)

a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer’s application

b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction

c.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))

i.	If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in §1026.19(e)(1)(e)(1)(iii)

d.	Your Home Loan Toolkit (§1026.19)

i.	Verify there is evidence that the disclosure was provided to the borrower

ii.	Validate Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application

e.	Borrowers Intent to Proceed (§1026.19); (§1026.25)

i.	Verify there is evidence in the file indicating the borrowers intent to proceed

ii.	If the lender documents the borrowers intent to proceed on a standalone disclosure, validate the borrower signed and dated the disclosure

f.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))

i.	The creditor shall not provide a revised version of the disclosures required under §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

g.	Valid Change of Circumstances Test

i.	The changed circumstance(s) form was provided and the reason for re- disclosure is:

a.	Changed circumstance affecting settlement charges; or

b.	Changed circumstance affecting eligibility; or

c.	Revisions requested by the consumer; or

d.	Expiration of initial loan estimate; or

e.	Delayed settlement date on a construction loan for new construction transactions only; or

f.	The date the rate was set was not provided and Interest rate dependent charges change once the interest rate is locked;” or

g.	The reason for re-disclosure is “Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;” or

h.	The initial loan estimate was not delivered timely

h.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))

i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph §1026.19(f)(1)(i) no later than three business days before consummation

i.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))

i.	If the disclosures provided under §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation

ii.	If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures

j.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

k.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))

i.	The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under §1026.19(e)(1)(i) by more than 10 percent

l.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

m.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

n.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

o.	Disclosure of Escrow Account (§1026.38(l)(7)

i.	If the loan indicates an escrow account will be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38) (c); (§1026.37(c)

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4),(5)

c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (§1026.37(g)(3)

d.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)

ii.	If the loan indicates an escrow account will not be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); (§1026.37(c)

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4), (5)

c.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)

p.	Disclosure of Seller Paid Closing Costs (§1026.38(t)(5)(v)(B)

i.	In transactions involving a seller, validate whether the lender disclosed all costs being paid by the seller on the borrowers Closing Disclosure

ii.	If seller paid fees are present on the borrower’s Closing Disclosure, review the seller’s Closing Disclosure or alternative documentation for accuracy of disclosure

q.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test

i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided and

ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided

r.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))

i.	A creditor does not violate §1026.19(f)(1)(i) if the disclosures provided under §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation

s.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38)

i.	Finance Charge

ii.	Amount Financed

iii.	Total of Payments

iv.	Total Interest Percentage

4.	Qualified Mortgage / Ability To Repay – Dodd Frank

a.	Classification of QM designated loan

i.	Validate whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage

ii.	Determination of conformity thresholds (Safe Harbor or Rebuttable Presumption

b.	Negative Amortization Loan (12 CFR 1026.43(e)(2)(i)(A))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in an increase of the principal balance

c.	Interest Only Loan (12 CFR 1026.43(e)(2)(i)(B))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not allow the consumer to defer repayment of principal

d.	Balloon Payment Loan (12 CFR 1026.43(e)(2)(i)(C))

i.	A qualified mortgage is a covered transaction that provides regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in a balloon payment

e.	Loan Term (12 CFR 1026.43(e)(2)(iii))

i.	A qualified mortgage is a covered transaction for which the loan term does not exceed 30 years

f.	Points and Fees (12 CFR §1026.43(e)(3))

i.	Points and fees do not exceed the qualified mortgage points and fees threshold

g.	DTI (12 CFR §1026.43(e)(2)(vi))

i.	The ratio of the consumer’s total monthly debt to total monthly income at the time of consummation does not exceed 43 percent, calculated in accordance with Appendix Q

h.	Prepayment Penalty (12 CFR 1026.43(g))

i.	A covered transaction must not include a prepayment penalty unless:

a.	The prepayment penalty is otherwise permitted by law; and the transaction:

b.	Has an annual percentage rate that cannot increase after consummation.

c.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and

d.	Is not a Higher Priced Mortgage Loan, as defined in § 1026.35(a)

5.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)

a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii)

i.	Tests that the loan is/is not secured by the consumer’s principal dwelling; or

ii.	Tests that the loan is/ is not an open-end credit plan; or

iii.	That the application date of the loan occurs before/ after the effective date of October 1, 1995; or

iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments

b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))

i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or

ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%

c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))

i.	The total points and fees does not exceed allowable limits per the given loan amount

d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))

i.	The loan contract or open-end credit agreement does not allow the creditor to charge:

a.	A prepayment penalty of more than 36 months after consummation or account opening; or

b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid

e.	High-Cost Mortgage (12 CFR §1026.32(a)(1))

f.	High-Cost Mortgage Repayment Ability Test (12 CFR §1026.34(a)(4), 1026.43)

g.	Other high costs tests pursuant to (12 CFR §1026.32(a)(1))

i.	Timing of disclosures

ii.	Balloon payment

iii.	Negative amortization

iv.	Prepayment penalty

v.	Pre-loan counseling

vi.	Late charges

vii.	Grace period

viii.	Financing of points and fees

6.	Higher Priced Mortgage Loan – HMPL (section 35)

a.	Higher Priced Mortgage Loan test (12 CFR §1026.35(a)(1))

b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(a)(1), (b)(2)(i)(A))

c.	Higher Priced Mortgage Loan prepayment term test

d.	Higher Priced Mortgage Loan escrow account test (12 CFR §1026.35(a))

7.	Prohibited Acts – Brokers Comp

a.	Broker Compensation Test (12 CFR §1026.36(d)(2)

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:

a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and

b.	No person who knows or has reason to know of the consumer- paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction

8.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)

a.	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

b.	verify the data against the NMLSR database, as available

2)	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)

1.	Federal RESPA

a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))

i.	Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant’s location

ii.	The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant

a.	Good Faith Estimate Disclosure Test (12 CFR §1024.7)

i.	Not later than 3 business days after a loan originator (broker or lender) receives an application for a federally related mortgage loan, or information sufficient to complete an application, the loan originator must provide the applicant with a GFE

b.	Good Faith Estimate Disallowed Credit and Charge test (GFE Block 2)

i.	Looks for any amounts entered for both a loan discount fee and a yield spread premium or a lender credit

ii.	Only one charge or one credit affecting the interest rate is allowed under the new RESPA regulations

3)	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)

1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))

a.	Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening

b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed end), or account opening (open-end)

c.	If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided provides the copies either at, or prior to, consummation or account opening

d.	State Specific tests (varies by state and applicability, by at a minimum includes:

i.	Consumer / Home Loan tests

ii.	High-cost tests

iii.	Higher Priced Mortgage Loan tests

iv.	APR threshold tests

v.	Points and fees threshold tests

vi.	Cover loan tests

vii.	Negative Amortization tests

viii.	Prepayment tests

III. Client Data Tape

For One hundred forty-three (143) mortgage loans, Visionet compared data fields on the data tape provided by Client to the data found in the actual file as captured by Visionet. This comparison, when data was available, included the following data fields:

1003 Application Date	First Payment Date	Originator DTI
Borrower Citizenship	Interest Only Term	Originator Front End DTI
Borrower First Name	Interest Rate	Property Type
Borrower Last Name	Lien Position	Property Zip Code
Borrower Self-Employment Flag	Loan Amount	Property Address
Borrower Sex - Female	Loan Type	Property City
Borrower Sex - Male	Loan Program	Property State
Co-Borrower First Name	LTV	Qualifying FICO
Co-Borrower Last Name	Margin	Sales Price
Co-Borrower SSN	Maturity Date	Closing/Settlement Date
Borrower SSN	Borrower Birth Date	DTI
Channel	Note Date	Property Value
CLTV	Number of Units	Original Term

IV. Loan Products

Below is the break-up of Loan products that were delivered to Client by Visionet:

Loan Products	Loan Count	Percentage
HELOC	143	100%
Total	143	100%

V. Summary of Ratings for all credit agencies

Initial Overall Results:

	Initial Grade Results - Overall
	DBRS	Kroll	S&P	Fitch	Moody	%
A	95	95	95	95	95	66.43%
B	3	3	3	3	3	2.10%
C	44	44	44	44	44	30.77%
D	1	1	1	1	1	0.70%

Final Overall Results:

	Final Grade Results - Overall
	DBRS	Kroll	S&P	Fitch	Moody	%
A	138	138	138	138	138	96.50%
B	4	4	4	4	4	2.80%
C	1	1	1	1	1	0.70%
D	0	0	0	0	0	0.00%

Initial Grade Results - CREDIT

	Initial Grade Results - Credit
	DBRS	Kroll	S&P	Fitch	Moody	%
A	100	100	100	100	100	69.93%
B	0	0	0	0	0	0.00%
C	42	42	42	42	42	29.37%
D	1	1	1	1	1	0.70%

Initial Grade Results - PROPERTY

	Initial Grade Results - Property
	DBRS	Kroll	S&P	Fitch	Moody	%
A	139	139	139	139	139	97.20%
B	0	0	0	0	0	0.00%
C	4	4	4	4	4	2.80%
D	0	0	0	0	0	0.00%

Initial Grade Results - COMPLIANCE

	Initial Grade Results - Compliance
	DBRS	Kroll	S&P	Fitch	Moody	%
A	117	117	117	117	117	81.82%
B	25	25	25	25	25	17.48%
C	1	1	1	1	1	0.70%
D	0	0	0	0	0	0.00%

Final Grade Results – CREDIT

	Final Grade Results - Credit
	DBRS	Kroll	S&P	Fitch	Moody	%
A	143	143	143	143	143	100.00%
B	0	0	0	0	0	0.00%
C	0	0	0	0	0	0.00%
D	0	0	0	0	0	0.00%

Final Grade Results – PROPERTY

	Final Grade Results – Property
	DBRS	Kroll	S&P	Fitch	Moody	%
A	143	143	143	143	143	100.00%
B	0	0	0	0	0	0.00%
C	0	0	0	0	0	0.00%
D	0	0	0	0	0	0.00%

Final Grade Results – COMPLIANCE

	Final Grade Results - Compliance
	DBRS	Kroll	S&P	Fitch	Moody	%
A	138	138	138	138	138	96.50%
B	4	4	4	4	4	2.80%
C	1	1	1	1	1	0.70%
D	0	0	0	0	0	0.00%

Event Grade Definitions

Final Loan Grades
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent, or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.

VI. Tape Integrity Review Summary

Of the One Hundred and Forty-three (143) mortgage loans reviewed, 21 mortgage loans had tape discrepancies across Five (5) unique data fields.

Field Label	# Variances	# Loans	% of Loans
ApplicationDate	6	143	4.20%
Borrower1 Self-Employment Flag	9	143	6.29%
DTI	5	143	3.50%
InterestRate	2	143	1.40%
Loan Amount	1	143	0.70%

VII.  Additional Loan Population Summary

Amortization Type	# Loans	% of Loans
Fixed	0	0.00%
ARM	143	100%
Total	143	100%

Lien Position	# Loans	% of Loans
1	0	0.00%
2	143	100%
Total	143	100%

Original Amortization Term	# Loans	% of Loans
60 Months	0	0.00%
120 Months	112	78.32%
240 Months	31	21.68%
360 Months	0	0.00%
Total	143	100%

Occupancy	# Loans	% of Loans
Primary	128	89.51%
Secondary	4	2.80%
Investment	11	7.69%
Total	143	100%

Property Type	# Loans	% of Loans
Single Family Detached	94	65.73%
Condo, Low Rise	7	4.90%
PUD (Attached, Detached & Semi Detached)	38	26.57%
2 Family	4	2.80%
Other	0	0.00%
Total	143	100%

Property State	# Loans	% of Loans
AL	1	0.70%
AZ	2	1.40%
CA	24	16.78%
CO	4	2.80%
CT	3	2.10%
DE	1	0.70%
FL	11	7.69%
GA	8	5.59%
HI	1	0.70%
IL	5	3.50%
IN	2	1.40%
KY	1	0.70%
LA	1	0.70%
MA	8	5.59%
MI	3	2.10%
MN	4	2.80%
MO	2	1.40%
MS	1	0.70%
NC	12	8.39%
NH	1	0.70%
NJ	7	4.90%
NV	2	1.40%
NY	5	3.50%
OH	2	1.40%
OR	1	0.70%
PA	7	4.90%
RI	1	0.70%
SC	3	2.10%
TN	3	2.10%
UT	4	2.80%
VA	6	4.20%
VT	1	0.70%
WA	5	3.50%
WV	1	0.70%
Total	143	100%

VIII. Diligence Reports Summary

Visionet furnished the following reports on this transaction:

A.	Narrative Report

B.	Exception Report

C.	Grading Report

D.	Valuations Report

E.	ASF Report

F.	Data Integrity Summary

G.	Data Integrity Fields

Disclaimer: Visionet Systems, Inc. (“the Company”) is a leading digital technology and business process outsourcing solutions provided for the BFSI industry. With a unique combination of technology, knowledge expert and proprietary mortgage technology products, we deliver industry-leading solutions to global BFSI clients.

Visionet Systems, Inc. focuses on end-to-end services and solutions. We perform mortgage credit and compliance due diligence, pre-fund and post-close quality control, and mortgage servicing reviews. Services include valuation, risk management, and specialized staffing and advisory assistance. Our clients are financial entities including investment banks, commercial banks, mortgage companies, government agencies and mortgage insurers. Our primary focus is on securitized residential mortgage loans (prime, QM & Non-QM, performing and re-performing), mortgage servicing rights purchases, and new originations (quality control).

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